UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

AMC Preferred Equity Units, each constituting a depositary share representing 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously reported, on February 20, 2023, two putative stockholder class actions were filed in the Delaware Court of Chancery against certain current and former directors of AMC Entertainment Holdings, Inc. (the “Company”), captioned Allegheny County Employees’ Retirement System v. AMC Entertainment Holdings, Inc., et al., C.A. No. 2023-0215-MTZ (Del. Ch.) (the “Allegheny Action”), and Munoz v. Adam M. Aron, et al., C.A. No. 2023-0216-MTZ (Del. Ch.) (the “Munoz Action”). The Allegheny Action and Munoz Action were later consolidated and captioned In re AMC Entertainment Holdings, Inc. Stockholder Litigation, C.A. No. 2023-0215-MTZ (Del. Ch.) (the “Action”). On April 27, 2023, the parties to the Action entered into a Stipulation and Agreement of Compromise, Settlement, and Release (the “Stipulation”) to resolve the Action. On May 1, 2023, the Court scheduled a hearing for June 29 and 30, 2023 at 9:15 a.m. at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware, to, among other things, consider whether to approve the proposed settlement.

Additional information concerning the terms of the settlement, the June 29 and 30, 2023 hearing, and the requirements for making any statements in support of or objecting to the settlement can be found in the Stipulation, the Notice of Pendency of Stockholder Class Action and Proposed Settlement, Settlement Hearing, and Right to Appear, the letter that the Court published to Company stockholders, and the form referenced in the Court’s letter, which are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4 and are also available on the Company’s website, at investor.amctheatres.com/newsroom/default.aspx.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding our expected revenue, net loss, capital expenditure, Adjusted EBITDA and estimate cash and cash equivalent. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; availability of financing upon favorable terms or at all; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production and performance; general and international economic, political, regulatory and other risks; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of common stock; dilution of voting power through the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; the ongoing stockholder litigation preventing AMC from implementing its 1:10 reverse stock split of Class A common stock and conversion of the AMC Preferred Equity Units into Class A common stock; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s 2022 Form 10-K for the year ended December 31, 2022 and Form 10-Q for the quarter ended March 31, 2023, each as filed with the SEC, and the risks, trends and uncertainties identified in AMC’s other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits

99.1	Stipulation and Agreement of Compromise, Settlement, and Release.

99.2	Notice of Pendency of Stockholder Class Action and Proposed Settlement, Settlement Hearing, and Right to Appear.

99.3	Letter from the Court to Company Stockholders

99.4	In-Person Settlement Objector Interest Form

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: May 8, 2023	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary